UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2023

Date of reporting period: April 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.23

SEMI-ANNUAL REPORT

ALLIANCEBERNSTEIN
NATIONAL MUNICIPAL INCOME FUND
(NYSE: AFB)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 1

SEMI-ANNUAL REPORT

June 13, 2023

This report provides management’s discussion of fund performance for the AllianceBernstein National Municipal Income Fund, Inc., for the semi-annual reporting period ended April 30, 2023. The Fund is a closed-end fund, and its shares are listed and traded on the New York Stock Exchange.

The Fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax.

RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND (NAV)	11.98%	-0.23%

Bloomberg Municipal Bond Index	7.65%	2.87%

The Fund’s market price per share on April 30, 2023, was $10.77. The Fund’s NAV price per share on April 30, 2023, was $12.40. For additional Financial Highlights, please see pages 48-49.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended April 30, 2023.

For the six-month period, the Fund outperformed the benchmark. The Fund’s overweight to mid-grade credit contributed, relative to the benchmark. Security selection within the industrial development revenue and state general obligation sectors contributed, while selection within health care and special tax detracted. Yield-curve positioning contributed positively for the period due to overweights to the short and long end of the curve.

For the 12-month period, the Fund underperformed the benchmark. The Fund’s overweight to mid-grade credit detracted. Security selection in the water & sewer and port sectors contributed, while selection within health care and private higher education detracted. Yield-curve positioning contributed for the period with overweights to the short and long end of the curve.

Leverage added to total return over the six-month period, and detracted over the 12-month period, as bond yields rose.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the six-month period ended April 30, 2023, the yield on a 10-Year AAA municipal bond fell to 2.35% from 3.34%. The yield on the 10-Year

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US Treasury fell to 3.44% from 4.06%. After-tax spreads compressed indicating municipal outperformance over Treasuries, which was largely driven by an improved technical environment toward the end of the period. Credit spreads gyrated in a range-bound pattern throughout the six-month period as concerns over the health of the banking system and the debt ceiling kept volatility elevated.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. The Team relies on an investment process that combines quantitative and fundamental research to build effective bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 11.61% and 0.30%, respectively.

INVESTMENT POLICIES

The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment-grade and unrated municipal bonds considered to be of comparable quality as determined by the Adviser. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal alternative minimum tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 4-9 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 40-45.

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DISCLOSURES AND RISKS

AllianceBernstein National Municipal Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds.” Daily NAVs and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 50-51.

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment-grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Financing and Related Transactions; Leverage and Other Risks: The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its common stock. These objectives may not be achieved in all interest-rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the NAV and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used.

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DISCLOSURES AND RISKS (continued)

As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in TOB transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the NAV attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding Variable Rate MuniFund Term Preferred Shares result in leverage. The Fund may also use other types of financial leverage, including TOB transactions, either in combination with, or in lieu of, the preferred shares. In a TOB transaction, the Fund may transfer a highly rated fixed-rate municipal security into a special purpose entity (typically, a trust). The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term [seven-day] demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about TOB transactions.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

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DISCLOSURES AND RISKS (continued)

Tax Risk: There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and NAV and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for issuers of securities held by the Fund. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public

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DISCLOSURES AND RISKS (continued)

health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investment in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

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DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are or become difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be magnified in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade than other types of securities. Illiquid securities may also be difficult to value.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. Historical performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares and assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

	NAV Returns	Market Price

1 Year	-0.23%	-3.29%

5 Years	1.67%	1.56%

10 Years	3.04%	1.32%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

	NAV Returns	Market Price

1 Year	-4.87%	-9.09%

5 Years	1.54%	1.73%

10 Years	3.26%	1.79%

Performance assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

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PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $356.5

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2023 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 159.4%
Long-Term Municipal Bonds – 159.4%
Alabama – 3.3%
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2046	$10,000	$10,486,524
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	1,400	1,260,288

		11,746,812

Arizona – 3.2%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2045	1,100	996,911
4.00%, 11/01/2050	2,855	2,510,475
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2037	5,000	5,181,633
5.25%, 12/01/2023	2,665	2,676,700

		11,365,719

Arkansas – 0.6%
Pulaski County Public Facilities Board (Baptist Health Obligated Group) Series 2014 5.00%, 12/01/2042	2,000	2,028,076

California – 13.1%
Alameda Corridor Transportation Authority Series 2022-A 0.00%, 10/01/2050(a)	10,000	4,968,732
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2037(b)	3,075	3,076,054
California Statewide Communities Development Authority (CHF-Irvine LLC) BAM Series 2021 3.00%, 05/15/2054	9,895	7,200,345
California Statewide Communities Development Authority (Enloe Medical Center Obligated Group) AGM Series 2022-A 5.375%, 08/15/2057	2,000	2,155,036

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2036(b)	$800	$809,760
5.25%, 12/01/2056(b)	2,000	1,914,726
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Series 2013-B 5.00%, 07/01/2034 (Pre-refunded/ETM)	1,770	1,774,702
Los Angeles Department of Water & Power System Revenue Series 2013-B 5.00%, 07/01/2030 (Pre-refunded/ETM)	10,000	10,027,399
Los Angeles Department of Water & Power Water System Revenue Series 2013-B 5.00%, 07/01/2032	3,840	3,849,692
State of California Series 2013 5.00%, 11/01/2030	5,800	5,855,520
Series 2020 4.00%, 03/01/2028	2,000	2,126,309
University of California Series 2013-A 5.00%, 05/15/2030 (Pre-refunded/ETM)	2,875	2,876,815

		46,635,090

Colorado – 2.1%
City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2013-B 5.25%, 11/15/2031	6,680	6,747,781
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2044	705	727,879

		7,475,660

Connecticut – 4.4%
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017-I1 5.00%, 07/01/2042	2,410	2,498,501
Connecticut State Health & Educational Facilities Authority (University of Hartford (The)) Series 2019 4.00%, 07/01/2049	1,500	1,173,282

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Connecticut Series 2013-C 5.00%, 07/15/2027	$7,165	$7,194,870
Series 2013-E 5.00%, 08/15/2029	4,800	4,828,661

		15,695,314

District of Columbia – 0.3%
Metropolitan Washington Airports Authority Aviation Revenue Series 2016-A 5.00%, 10/01/2035	1,000	1,040,684

Florida – 9.1%
Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014-A 5.00%, 12/01/2044	4,560	4,568,799
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 04/01/2033	1,000	1,011,711
County of Miami-Dade FL Series 2021 4.00%, 07/01/2050	6,355	6,044,156
Florida Development Finance Corp. (Cornerstone Charter Academy, Inc.) Series 2022 5.125%, 10/01/2052(b)	1,000	926,421
Florida Development Finance Corp. (Mater Academy Inc.) Series 2022-A 4.00%, 06/15/2052	3,250	2,644,245
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020-A 5.00%, 06/15/2055	2,500	2,422,025
Florida Higher Educational Facilities Financial Authority (Ringling College of Art and Design, Inc.) Series 2017 5.00%, 03/01/2042	1,000	1,007,145
Halifax Hospital Medical Center Series 2015 5.00%, 06/01/2035 (Pre-refunded/ETM)	2,655	2,766,771

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Palm Beach County Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2019 3.00%, 08/15/2044	$8,000	$6,143,526
Putnam County Development Authority/FL (Seminole Electric Cooperative, Inc.) Series 2018-A 5.00%, 03/15/2042	4,500	4,712,026

		32,246,825

Georgia – 2.9%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2036	4,170	3,854,356
City of Atlanta GA Department of Aviation Series 2014-B 5.00%, 01/01/2032	1,275	1,288,864
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(b)	1,000	961,842
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038	100	103,189
5.00%, 01/01/2048	160	160,950
5.00%, 01/01/2056	635	645,047
5.00%, 01/01/2059	165	163,889
Series 2021 4.00%, 01/01/2046	330	287,185
4.00%, 01/01/2051	2,375	2,144,363
5.00%, 01/01/2056	650	646,799

		10,256,484

Hawaii – 1.3%
County of Hawaii HI Series 2016-A 5.00%, 09/01/2029	2,065	2,191,893
State of Hawaii Airports System Revenue Series 2015-A 5.00%, 07/01/2045	2,500	2,523,399

		4,715,292

Illinois – 19.1%
Chicago O’Hare International Airport Series 2016-B 5.00%, 01/01/2041	8,000	8,232,883

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-C 5.00%, 01/01/2038	$2,350	$2,434,360
Series 2017-D 5.00%, 01/01/2042	6,500	6,634,295
Series 2022 4.625%, 01/01/2053	6,000	6,009,084
Illinois Finance Authority (Bradley University) Series 2021-A 4.00%, 08/01/2051	4,750	3,939,340
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015-A 5.00%, 11/15/2045	4,500	4,544,905
Illinois Finance Authority (University of Illinois) Series 2020 4.00%, 10/01/2055	3,565	2,906,007
Illinois State Toll Highway Authority Series 2015-B 5.00%, 01/01/2040	3,000	3,101,009
Metropolitan Pier & Exposition Authority Series 2020 5.00%, 06/15/2050	8,755	8,842,936
State of Illinois Series 2014 5.00%, 04/01/2030	1,655	1,676,429
5.00%, 05/01/2030	1,300	1,318,357
5.00%, 05/01/2033	1,150	1,164,939
5.00%, 02/01/2039	2,400	2,410,643
Series 2017-D 5.00%, 11/01/2028	5,000	5,367,666
Series 2018-A 5.00%, 10/01/2027	1,000	1,070,660
Series 2019-B 4.00%, 11/01/2036	3,595	3,588,642
4.00%, 11/01/2037	3,865	3,803,592
Village of Elk Grove Village IL Series 2017 5.00%, 01/01/2028	1,060	1,144,368

		68,190,115

Indiana – 0.8%
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2057	3,000	2,831,520

16 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa – 1.6%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 5.00%, 12/01/2050	$5,000	$4,948,106
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2049	1,000	899,541

		5,847,647

Kansas – 1.4%
City of Lawrence KS (Lawrence Memorial Hospital/KS) Series 2018 5.00%, 07/01/2048	5,000	5,073,007

Kentucky – 0.0%
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2044	145	149,706

Louisiana – 0.8%
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.10%, 06/01/2037	235	229,627
2.20%, 06/01/2037	950	893,424
State of Louisiana Series 2016-D 5.00%, 09/01/2024	1,695	1,740,380

		2,863,431

Maryland – 2.5%
Maryland Economic Development Corp. (Maryland Economic Development Corp. Morgan View & Thurgood Marshall Student Hsg) Series 2022 6.00%, 07/01/2058	2,000	2,176,104
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2045	6,725	6,801,765

		8,977,869

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.2%
Massachusetts Development Finance Agency (Lasell University) Series 2021 4.00%, 07/01/2050	$1,000	$783,788

Michigan – 8.4%
Detroit City School District AGM Series 2001-A 6.00%, 05/01/2029	8,795	9,780,871
Detroit Downtown Development Authority (Detroit Downtown Development Authority Catalyst Development Area) AGM Series 2018-A 5.00%, 07/01/2043	3,020	3,024,846
5.00%, 07/01/2048	10,000	9,946,810
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D1 5.00%, 07/01/2035	1,250	1,268,845
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2034	2,250	2,272,442
Plymouth Educational Center Charter School Series 2005 5.125%, 11/01/2023(c)	2,140	1,305,400
Troy School District/MI Series 2023 5.00%, 05/01/2041	2,000	2,244,437

		29,843,651

Minnesota – 2.8%
City of Ramsey MN (Pact Charter School) Series 2022-A 5.00%, 06/01/2032	1,000	978,553
City of Rochester MN (Mayo Clinic) Series 2018 4.00%, 11/15/2048	3,000	2,996,603
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018-A 5.00%, 02/15/2058	6,000	6,093,801

		10,068,957

18 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nebraska – 1.5%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017-A 5.00%, 09/01/2042	$5,000	$5,207,145

Nevada – 2.4%
Las Vegas Valley Water District Series 2022-A 4.00%, 06/01/2051	8,645	8,398,598

New Hampshire – 0.6%
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020-A 5.00%, 08/01/2059	2,000	2,103,660

New Jersey – 13.3%
City of Newark NJ AGM Series 2020-A 5.00%, 10/01/2027	2,200	2,385,079
Essex County Improvement Authority (Friends of TEAM Academy Charter School Obligated Group) Series 2021 4.00%, 06/15/2056	1,000	831,835
New Jersey Economic Development Authority Series 2014-P 5.00%, 06/15/2031 (Pre-refunded/ETM)	2,500	2,553,288
Series 2016-B 5.50%, 06/15/2030 (Pre-refunded/ETM)	5,000	5,499,704
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 01/01/2034	1,000	1,007,257
New Jersey Health Care Facilities Financing Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2017 5.00%, 10/01/2036	2,500	2,651,791
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 07/01/2044	6,450	6,526,768

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	$4,750	$5,018,290
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2033	3,370	3,679,832
Series 2019-B 4.00%, 06/15/2037	800	805,968
South Jersey Transportation Authority Series 2022 4.625%, 11/01/2047	1,000	1,015,438
Tobacco Settlement Financing Corp/NJ Series 2018-A 5.25%, 06/01/2046	8,990	9,400,779
Township of West Orange/NJ Series 2022-A 5.00%, 11/09/2023	6,000	6,051,820

		47,427,849

New York – 9.4%
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group) AGM Series 2020 3.00%, 04/01/2045	3,000	2,350,873
City of New York NY Series 2020-J 5.00%, 08/01/2026	3,150	3,372,511
Metropolitan Transportation Authority Series 2014-B 5.25%, 11/15/2034	4,000	4,037,623
New York City Municipal Water Finance Authority Series 2013-D 5.00%, 06/15/2034 (Pre-refunded/ETM)	3,600	3,607,385
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2015A-1 5.00%, 08/01/2034	6,000	6,255,379
5.00%, 08/01/2037	4,000	4,145,531
New York State Thruway Authority (State of New York Pers Income Tax) Series 2022 4.125%, 03/15/2056	4,000	3,904,489

20 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2032	$4,400	$4,427,159
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	490	390,675
5.25%, 09/15/2042	205	159,124
5.25%, 09/15/2047	355	263,335
5.25%, 09/15/2053	760	542,486

		33,456,570

North Carolina – 2.7%
North Carolina Medical Care Commission (Vidant Health Obligated Group) Series 2015 5.00%, 06/01/2045	4,445	4,472,018
North Carolina Turnpike Authority Series 2018 5.00%, 01/01/2040	5,000	5,227,705

		9,699,723

Ohio – 3.6%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 3.00%, 06/01/2048	6,700	4,920,331
4.00%, 06/01/2048	2,000	1,768,045
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	1,800	1,833,522
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	1,500	1,512,660
5.00%, 02/15/2052	2,240	2,217,234
Ohio Higher Educational Facility Commission (Kenyon College) Series 2020 4.00%, 07/01/2040	730	719,269

		12,971,061

Oklahoma – 2.5%
Oklahoma City Airport Trust Series 2018 5.00%, 07/01/2043	2,000	2,067,871
5.00%, 07/01/2047	5,000	5,129,012

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tulsa Airports Improvement Trust BAM Series 2015-A 5.00%, 06/01/2045 (Pre-refunded/ETM)	$1,700	$1,724,127

		8,921,010

Oregon – 0.3%
Multnomah County School District No 40 Series 2023-A Zero Coupon, 06/15/2051	5,000	1,201,540

Pennsylvania – 12.3%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018-A 5.00%, 04/01/2047	5,000	5,105,801
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2020-B 5.00%, 02/01/2040	1,000	649,180
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2051	2,250	1,665,400
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 6.00%, 10/15/2052(b)	1,000	979,668
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2043	6,000	6,195,035
5.00%, 09/01/2048	7,250	7,431,048
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) AGM Series 2022 5.75%, 12/31/2062	7,500	8,286,794
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	1,270	1,300,202

22 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 12/31/2038	$1,940	$1,963,417
5.00%, 06/30/2042	6,060	6,087,412
Pennsylvania Turnpike Commission Series 2021-B 4.00%, 12/01/2043	3,200	3,173,437
Scranton School District/PA BAM Series 2017-E 4.00%, 12/01/2037	1,025	1,037,765

		43,875,159

Puerto Rico – 0.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2019-A 4.329%, 07/01/2040	615	571,831

South Carolina – 5.1%
South Carolina Jobs-Economic Development Authority (Prisma Health Obligated Group) Series 2018-A 5.00%, 05/01/2048	5,900	5,991,911
South Carolina Ports Authority Series 2015 5.00%, 07/01/2045 (Pre-refunded/ETM)	5,000	5,166,710
South Carolina Public Service Authority Series 2016-B 5.00%, 12/01/2041	5,000	5,090,265
Series 2022 3.00%, 12/01/2046	1,132	856,160
3.00%, 12/01/2049	1,566	1,153,229

		18,258,275

South Dakota – 0.2%
County of Lincoln SD (Augustana College Association (The)) Series 2021 4.00%, 08/01/2061	1,000	761,386

Tennessee – 0.1%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037	145	142,832
4.00%, 08/01/2038	275	269,041

		411,873

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 9.7%
Arlington Higher Education Finance Corp. Series 2014-A 5.00%, 08/15/2039 (Pre-refunded/ETM)	$2,805	$2,866,720
Arlington Higher Education Finance Corp. (Uplift Education) Series 2023-A 4.375%, 12/01/2058	3,000	3,008,132
Baytown Municipal Development District (Baytown Municipal Development District Hotel Occupancy Tax) Series 2021 4.00%, 10/01/2050	2,910	2,382,763
City of Austin TX Water & Wastewater System Revenue Series 2013-A 5.00%, 11/15/2029 (Pre-refunded/ETM)	5,000	5,003,010
City of El Paso TX Series 2021-C 4.00%, 08/15/2047	10,540	10,280,993
Decatur Hospital Authority Series 2021 4.00%, 09/01/2044	2,000	1,594,196
Hidalgo County Regional Mobility Authority Series 2022-A Zero Coupon, 12/01/2043	2,000	657,380
Zero Coupon, 12/01/2044	2,420	751,987
Zero Coupon, 12/01/2045	3,360	986,867
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Denton LLC) AGM Series 2018-A1 5.00%, 07/01/2038	500	514,273
5.00%, 07/01/2048	1,100	1,114,061
State of Texas Series 2014-A 5.00%, 10/01/2025	1,220	1,248,123
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 06/30/2043	3,000	3,024,372
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2022 5.00%, 10/15/2057	1,000	1,099,498

		34,532,375

24 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utah – 2.0%
City of Salt Lake City UT Airport Revenue Series 2017-A 5.00%, 07/01/2047	$4,500	$4,595,582
Series 2018-A 5.00%, 07/01/2048	2,500	2,565,328

		7,160,910

Virginia – 3.8%
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 01/01/2048	5,000	4,316,526
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 3.00%, 01/01/2041	11,945	9,213,402

		13,529,928

Washington – 0.6%
County of King WA Series 2021-A 5.00%, 12/01/2024	1,250	1,290,328
King County Rural Library District Series 2012 4.00%, 12/01/2023	825	829,419

		2,119,747

West Virginia – 1.1%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2018-A 5.00%, 06/01/2052	3,875	3,904,736

Wisconsin – 10.1%
Wisconsin Center District AGM Series 2020-C Zero Coupon, 12/15/2036	3,100	1,744,880
Zero Coupon, 12/15/2038	3,155	1,588,136
Zero Coupon, 12/15/2040	3,300	1,475,760
Wisconsin Public Finance Authority Series 2022 4.00%, 04/01/2052(b)	3,260	2,486,574
4.00%, 04/01/2052 (Pre-refunded/ETM)(b)	90	100,906
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2062	10,000	9,813,708

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (CHF – Wilmington LLC) AGM Series 2018 5.00%, 07/01/2058	$10,000	$10,339,011
Wisconsin Public Finance Authority (Moses H Cone Memorial Hospital Obligated Group) Series 2022-A 5.00%, 10/01/2052	5,000	5,238,057
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2047	2,000	2,017,554
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2037	1,055	1,010,711

		35,815,297

Total Municipal Obligations (cost $591,426,628)		568,164,320

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.6%
Agency CMBS – 0.8%
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	1,112	1,110,105
Series 2021-1, Class A 3.50%, 11/20/2035	969	917,815
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	972	912,442

		2,940,362

Non-Agency Fixed Rate CMBS – 1.8%
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	767	750,833
Series 2022-1, Class A 4.375%, 09/20/2036	2,969	2,923,820
Series 2022-2, Class A 4.00%, 10/20/2036	2,979	2,833,303

		6,507,956

Total Commercial Mortgage-Backed Securities (cost $9,781,686)		9,448,318

26 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(d)(e)(f) (cost $2,474,741)	2,474,741	$2,474,741

Total Investments – 162.7% (cost $603,683,055)		580,087,379
Other assets less liabilities – (62.7)%		(223,627,253)

Net Assets – 100.0%		$356,460,126

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $11,255,951 or 3.2% of net assets.

(c)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Plymouth Educational Center Charter School Series 2005 5.125%, 11/01/2023	11/30/2005	$2,138,796	$1,305,400	0.37%

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 11.6% and 0.3%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

ETM – Escrowed to Maturity

OSF – Order of St. Francis

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 27

STATEMENT OF ASSETS & LIABILITIES

April 30, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $601,208,314)	$577,612,638
Affiliated issuers (cost $2,474,741)	2,474,741
Interest receivable	8,795,568
Receivable for investment securities sold	865,000
Affiliated dividends receivable	9,397

Total assets	589,757,344

Liabilities
Variable Rate MuniFund Term Preferred Shares, at liquidation value (net of unamortized deferred offering cost of $38,146)	232,086,854
Interest expense payable	764,095
Advisory fee payable	249,327
Dividends payable	25,070
Directors’ fees payable	1,964
Accrued expenses	169,908

Total liabilities	233,297,218

Net Assets Applicable to Common Shareholders	$356,460,126

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,990,715 shares authorized, 28,744,936 shares issued and outstanding	$28,745
Additional paid-in capital	403,171,814
Accumulated loss	(46,740,433)

Net Assets Applicable to Common Shareholders	$356,460,126

Net Asset Value Applicable to Common Shareholders (based on 28,744,936 common shares outstanding)	$12.40

See notes to financial statements.

28 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (unaudited)

Investment Income
Interest	$11,967,712
Dividends—Affiliated issuers	133,811
Other income	24,600	$12,126,123

Expenses
Advisory fee (see Note B)	1,594,028
Custody and accounting	48,039
Legal	32,012
Audit and tax	31,649
Transfer agency	22,439
Printing	20,665
Registration fees	13,881
Directors’ fees and expenses	10,866
Miscellaneous	24,857

Total expenses before interest expense, fees and amortization of offering costs	1,798,436
Interest expense, fees and amortization of offering costs	4,390,342

Total expenses	6,188,778
Less: expenses waived and reimbursed by the Adviser (see Note B)	(3,355)

Net expenses		6,185,423

Net investment income		5,940,700

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(4,808,925)
Net change in unrealized appreciation/depreciation of investments		36,825,297

Net gain on investment transactions		32,016,372

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$37,957,072

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 29

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$5,940,700	$16,291,424
Net realized loss on investment transactions	(4,808,925)	(3,129,731)
Net change in unrealized appreciation (depreciation) of investments	36,825,297	(110,692,627)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	37,957,072	(97,530,934)
Distributions to Common Shareholders	(5,981,534)	(16,667,176)

Total increase (decrease)	31,975,538	(114,198,110)
Net Assets Applicable to Common Shareholders
Beginning of period	324,484,588	438,682,698

End of period	$356,460,126	$324,484,588

See notes to financial statements.

30 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2023 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations			$37,957,072
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(106,847,342)
Purchases of short-term investments	(95,391,061)
Proceeds from disposition of long-term investments	125,835,304
Proceeds from disposition of short-term investments	88,025,429
Net realized loss on investment transactions	4,808,925
Net change in unrealized appreciation (depreciation) on investment transactions	(36,825,297)
Net accretion of bond discount and amortization of bond premium	1,547,412
Decrease in deferred offering cost	15,723
Decrease in receivable for investments sold	23,998,418
Decrease in interest receivable	42,121
Increase in affiliated dividends receivable	(6,975)
Decrease in payable for investments purchased	(29,340,989)
Increase in advisory fee payable	2,510
Increase in interest expense payable	102,032
Increase in Directors’ fee payable	97
Decrease in accrued expenses	(41,053)

Total adjustments			(24,074,746)

Net cash provided by (used in) operating activities			13,882,326
Cash flows from financing activities
Decrease in due to custodian	(25,862)
Cash dividends paid	(5,956,464)
Repayment of floating rate notes issued	(7,900,000)

Net cash provided by (used in) financing activities			(13,882,326)

Net increase in cash			– 0	–
Cash at beginning of period			– 0	–

Cash at end of period		$	– 0	–

Supplemental disclosure of cash flow information
Interest expense paid during the period	$4,272,587

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Variable Rate MuniFund Term Preferred Shares throughout the period

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 31

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market

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by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as

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described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$568,164,320		$	– 0	–	$568,164,320
Commercial Mortgage-Backed Securities		– 0	–	9,448,318			– 0	–	9,448,318
Short-Term Investments		2,474,741		– 0	–		– 0	–	2,474,741
Liabilities:
Variable Rate MuniFund Term Preferred Shares(a)		– 0	–	(232,086,854)			– 0	–	(232,086,854)

Total Investments in Securities		2,474,741		345,525,784			– 0	–	348,000,525
Other Financial Instruments(b)		– 0	–	– 0	–		– 0	–	– 0	–

Total		$2,474,741		$345,525,784		$	– 0	–	$348,000,525

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income. The Fund accounts for distributions

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received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at the annual rate of .55% of the Fund’s adjusted average daily net assets. Such advisory fee, which is calculated on the basis of the assets attributable to the Fund’s common and preferred shareholders, is accrued daily and paid monthly. In computing daily net assets for purposes of determining the advisory fee payable, the Fund calculates daily the value of the total assets of the Fund, minus the value of the total liabilities of the Fund, except that the aggregate liquidation preference of Variable Rate MuniFund Term Preferred Shares (the“VMTPS”), which is a liability for financial reporting purposes, is not deducted.

Under the terms of the shareholder inquiry agency agreement with Alliance-Bernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2023, there was no reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2023, such waiver amounted to $3,355.

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A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,218	$83,712	$82,455	$2,475	$134

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$106,847,849		$125,765,310
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$4,819,180
Gross unrealized depreciation	(28,414,856)

Net unrealized depreciation	$(23,595,676)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended April 30, 2023.

NOTE D

Common Stock

There are 28,744,936 shares of common stock outstanding at April 30, 2023. During the six months ended April 30, 2023 and the year ended October 31, 2022, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

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NOTE E

Variable Rate MuniFund Term Preferred Shares

During the year ended October 31, 2019, the Fund completed private offerings of 2019 VMTPS and 2018 VMTPS, each having a liquidation preference of $25,000 per share, on August 28, 2019 and December 19, 2018, respectively. The Fund issued and sold 5,754 2019 VMTPS and 3,531 2018 VMTPS in its offerings. The 2019 VMTPS and 2018 VMTPS rank pari passu with each other but are subject to a mandatory redemption by the Fund in August 2049 and December 2048, respectively.

The VMTPS generally do not trade, and market quotations are generally not available. The VMTPS pay a variable dividend rate tied to a SIFMA Municipal Swap index, plus an additional fixed “spread” amount of 0.90% for 2018 VMTPS and 0.98% for 2019 VMTPS, as established at the time of issuance. Effective April 22, 2021, the spread is 1.05% for the 2018 VMTPS. Effective December 9, 2021, the spread is 0.91% for the 2019 VMTPS. As of April 30, 2023, the dividend rates for the 2018 VMTPS and 2019 VMTPS were 4.91% and 4.77%, respectively. In the Fund’s statement of assets and liabilities, the aggregate liquidation preference of the VMTPS is shown as a liability in accordance with U.S. GAAP because the VMTPS have a stated mandatory redemption date. For the six months ended April 30, 2023, the average amount of the VMTPS outstanding and the daily weighted average dividend rate were $232,125,000 and 3.74%, respectively.

Dividends on the VMTPS (which are treated as interest payments for financial reporting purposes) are accrued daily and paid monthly. Unpaid dividends on the VMTPS are recorded as “Interest expense payable” on the statement of assets and liabilities. Dividends accrued on the VMTPS are recorded as a component of “Interest expense, fees and amortization of offering costs” on the statement of operations.

Costs incurred by the Fund in connection with its offering of the VMTPS were recorded as a deferred charge, and are amortized over the first three years of the life of the shares and the amortization is included within “Interest expense, fees and amortization of offering costs” on the statement of operations. The debt issuance costs related to the liability represented by the VMTPS under U.S. GAAP are presented as a direct deduction from the liability rather than as an asset on the statement of assets and liabilities, consistent with debt discounts. The Fund included deferred offering costs in “Variable Rate MuniFund Term Preferred Shares, at liquidation value (net of unamortized deferred offering cost)” on the statement of assets and liabilities. The VMTPS are treated as equity for tax purposes. During the six months ended April 30, 2023, no additional costs were incurred and capitalized by the Fund.

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The preferred shareholders, i.e., the holders of both the 2019 VMTPS and 2018 VMTPS, voting together as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years’ dividends on the preferred shares are unpaid. In each case, the remaining directors will be elected by the common shareholders and preferred shareholders voting together as a single class. The preferred shareholders vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions to Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$15,238	$323

Total taxable distributions paid	$15,238	$323

Tax-exempt income	16,651,938	18,408,509

Total distributions paid	$16,667,176	$18,408,832

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$377,178
Accumulated capital and other losses	(17,901,539	)(a)
Unrealized appreciation (depreciation)	(60,529,547	)(b)

Total accumulated earnings (deficit)	$(78,053,908	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $17,901,539.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of tender options bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $10,608,211 and a net long-term capital loss carryforward of $7,293,328, which may be carried forward for an indefinite period.

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NOTE G

Risks Involved in Investing in the Fund

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment-grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for issuers of securities held by the Fund. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on

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the yield of value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investment in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its common stock. These objectives may not be achieved in all interest-rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the NAV and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used.

As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in TOB transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the NAV attributable to the Fund’s common stock and possibly the market value of the shares.

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The Fund’s outstanding Variable Rate MuniFund Term Preferred Shares result in leverage. The Fund may also use other types of financial leverage, including TOB transactions, either in combination with, or in lieu of, the preferred shares. In a TOB transaction, the Fund may transfer a highly rated fixed-rate municipal security into a special purpose entity (typically, a trust). The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term [seven-day] demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about TOB transactions.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

Tax Risk—There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as

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taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are or become difficult to purchase or sell, possibly preventing

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the Fund from selling out of these securities at an advantageous price. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be magnified in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade than other types of securities. Illiquid securities may also be difficult to value.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations

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NOTES TO FINANCIAL STATEMENTS (continued)

implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2023, the Fund had no Floating Rate Notes outstanding. For the six months ended April 30, 2023, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $392,818 and 0.94%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing. For the six months ended April 30, 2023, the Fund did not engage in such transactions.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06

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NOTES TO FINANCIAL STATEMENTS (continued)

extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 47

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.29	$ 15.26	$ 14.94	$ 15.23	$ 13.86	$ 14.94

Income From Investment Operations

Net investment income(a)(b)	.21	.57	.63	.58	.53	.61

Net realized and unrealized gain (loss) on investment transactions	1.11	(3.96)	.33	(.28)	1.36	(1.06)

Dividends to auction preferred shareholders from net investment income (common stock equivalent basis)	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	(.07)

Net increase (decrease) in net asset value from operations	1.32	(3.39)	.96	.30	1.88	(.52)

Less: Dividends and Distributions to Common Shareholders from

Net investment income	(.21)	(.58)	(.64)	(.59)	(.53)	(.54)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.02)	(.02)

Total dividends and distributions	(.21)	(.58)	(.64)	(.59)	(.55)	(.56)

Net increase from tender and repurchase of Auction Preferred Shares	– 0	–	– 0	–	– 0	–	– 0	–	.04	– 0	–

Net asset value, end of period	$ 12.40	$ 11.29	$ 15.26	$ 14.94	$ 15.23	$ 13.86

Market value, end of period	$ 10.77	$ 10.22	$ 14.66	$ 13.58	$ 13.59	$ 11.97

Discount, end of period	(13.15)%	(9.48)%	(3.93)%	(9.10)%	(10.77)%	(13.64)%

Total Return

Total investment return based on:(c)

Market value	7.44%	(26.92)%	12.79%	4.39%	18.44%	(8.08)%

Net asset value(d)	11.98%	(22.45)%	6.71%	2.48%	14.63%	(3.05)%

Ratios/Supplemental Data

Net assets applicable to common shareholders, end of period (000’s omitted)	$356,460	$324,485	$438,683	$429,462	$437,838	$398,430

Auction Preferred Shares:

Liquidation value ($25,000 per share) (000’s omitted)	N/A	N/A	N/A	N/A	N/A	$92,125

Asset coverage per share	N/A	N/A	N/A	N/A	N/A	$67,709

Variable Rate MuniFund Term Preferred Shares:

Liquidation value ($25,000 per share) (000’s omitted)	$232,125	$232,125	$232,125	$232,125	$232,125	$141,100

Asset coverage per share	$63,391	$59,947	$72,246	$71,253	$72,155	$67,709

Ratio to average net assets applicable to common shareholders of:

Expenses, net of waivers/reimbursements(e)(f)	3.54	%^	2.15%	1.56%	2.01%	2.56%	2.04%

Expenses, before waivers/reimbursements(e)(f)	3.54	%^	2.15%	1.56%	2.01%	2.56%	2.04%

Net investment income, before Auction Preferred Shares dividends(b)(e)	3.40	%^	4.18%	4.08%	3.90%	3.63%	4.23%

Auction Preferred Shares dividends	0%	0%	0%	0%	.08%	.48%

Net investment income, net of Auction Preferred Shares dividends(b)	3.40	%^	4.18%	4.08%	3.90%	3.55%	3.75%

Portfolio turnover rate	19%	18%	5%	6%	14%	22%

Asset coverage ratio	254%	240%	289%	285%	289%	270%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees waived by the Adviser.

(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)

The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 97% of the per share liquidation preference for the year ended October 31, 2019. Absent this transaction, the total return based on net asset values would have been 14.34% for the years ended October 31, 2019.

(e)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018

Net of waivers/reimbursements	1.03	%^	.99%	.94%	.96%	.98%	1.00%

Before waivers/reimbursements	1.03	%^	.99%	.94%	.96%	.98%	1.00%

^	Annualized.

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 49

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

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ADDITIONAL INFORMATION (continued)

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 51

BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Daryl Clements(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are Messrs. Clements, Potter and Norton.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 19, 2023, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 53

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. The directors noted that historically, including in the most recent fiscal year of the Fund, the Adviser has not requested such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median.

The directors noted that the Fund’s Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund’s preferred stock), which the directors considered appropriate because the Adviser is responsible for investing the assets supported by the preferred stock.

The directors also compared the Fund’s contractual advisory fee rate with the fee rates charged by the Adviser for advising several open-end funds that invest in municipal securities and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their consideration of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 55

of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 57

NOTES

58 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 59

NOTES

60 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ABNMIF-0152-0423

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein National Municipal Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 26, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 26, 2023